UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 14, 2021
Date of Report (date of earliest event reported)

HILLS BANCORPORATION
(Exact name of registrant as specified in its charter)

Iowa	0-12668		42-1208067
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

131 E. Main Street, PO Box 160	Hills	Iowa	52235
(Address of Principal Executive Offices)			(Zip Code)
(319) 679-2291
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective on December 14, 2021, Hills Bancorporation (the “Company”) appointed Lisa A. Shileny, age 45, to the position of Chief Operating Officer of the Company and the Company’s wholly-owned bank subsidiary, Hills Bank and Trust Company (the “Bank”). Ms. Shileny will also serve as principal operating officer of the Company.

Ms. Shileny has been employed with the Company since 2005. In the past five years, she has served in a variety of senior positions with the Company, including Senior Vice President, General Counsel from 2015 to 2017; Senior Vice President, Director of Operations from 2017 to 2019; and Senior Vice President, Director of Administration starting in 2019. Ms. Shileny started her career in the private practice of law at Stanley, Lande & Hunter after graduating with a Bachelor of Arts degree from Central College in 1998 and a Doctor of Jurisprudence from the University of Iowa College of Law in 2002.

Ms. Shileny has a base salary of $250,000 per year. Ms. Shileny will also be eligible for discretionary annual cash bonuses, equity awards under the Company’s 2020 Stock Option and Incentive Plan, and discretionary contributions to the Company’s Employee Stock Ownership and Profit-Sharing Plans. She will also be entitled to receive other employee benefits generally available to all employees of the Company and the Bank, including participation in medical plans and the Company’s Employee Stock Purchase Plan.

Ms. Shileny has no family relationship with any director or executive officer of the Company or any of its affiliated subsidiaries. Since the beginning of the Company’s last fiscal year, neither Ms. Shileny nor any member of her immediate family have had transactions in excess of $120,000 with the Company or any of its affiliated subsidiaries which would be reportable under Item 404(a) of SEC Regulation S-K, other than loans made by the Bank in its ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons, and such loans did not involve more than the normal risk of collectability or present other unfavorable features.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HILLS BANCORPORATION
Date: December 17, 2021                    /s/ Dwight O. Seegmiller
Dwight O. Seegmiller,
Director, President and Chief Executive Officer